UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2008

Warp 9, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-13215	30-0050402
(Commission File Number)	(I.R.S. Employee
Identification No.)

50 Castilian Dr., Suite 101, Santa Barbara, California	93117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number:     (805) 964-3313

(Former name, former address and former fiscal year, if changed since last report)

Total number of pages in this document:     7

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b)).

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Effective June 10, 2008, Warp 9, Inc., a Nevada corporation (“the Company”), closed an agreement with YA Global Investments, L.P., a New Jersey corporation (formerly Cornell Capital Partners, LP) (“YA”), pursuant to which YA has accepted a prepayment of the full amount of its loan to the Company. The prepayment amount is $620,846 (“the Repayment Sum”), which was paid on June 10, 2008. YA agreed that, upon receipt of the Repayment Sum, the loan is recorded as paid in full, and the original transaction documents for the loan are marked as cancelled and delivered to the Company. YA returned to the Company the share certificate for pledged shares and related stock power, and has submitted the documents necessary to evidence the release of all liens and security interests by YA in the assets of the Company.

SECTION 2. FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

Effective June 10, 2008, Warp 9, Inc., a Nevada corporation (“the Seller”), sold to Cumorah Capital, Inc., a California corporation (“the Buyer”), five million (5,000,000) shares of the common stock of Carbon Sciences, Inc. owned by the Seller as one of its assets (“the Shares”), at a purchase price of $500,000 in cash, payable on or before delivery of the stock certificate evidencing the Shares to Buyer. The Seller has received the cash payment for the Shares from Cumorah Capital, Inc. The Shares are subject to a “lock-up” agreement, pursuant to which the holder may not sell or otherwise dispose of any of them for a period of two years after Carbon Science’s registration statement is declared effective by the Securities and Exchange Commission. The Securities and Exchange Commission declared Carbon Sciences’ registration statement effective August 13, 2007.

SECTION 8. OTHER EVENTS

Item 8.01 Other Events

Warp 9, Inc. has used the $500,000 proceeds from the sale of the Shares toward the prepayment of its $620,846 debt to YA Global Investments, L.P. (formerly Cornell Capital Partners, LP), which was paid in full on June 10, 2008. The Company is in the process of conveying the stock certificate evidencing the Shares to Cumorah Capital, Inc.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

	99.1	Prepayment Letter Agreement from YA Global Investments, L.P. to Warp 9, Inc., dated June 5, 2008.

	99.2	Stock Purchase Agreement with Cumorah Capital, Inc., a Nevada corporation, dated June 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WARP 9, INC.
_________________________
(Registrant)

Date: June 10, 2008

/s/ Harinder Dhillon
_________________________
Harinder Dhillon, President